SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:

[  ]  Preliminary Information Statement
[  ]  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

Bullet Environmental Technologies, Inc.
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(Name of Registrant as Specified In Its Charter)

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[X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing is calculated and state how it was determined.):

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Bullet Environmental Technologies, Inc.
1140 McDermott Drive - Suite 200
West Chester, Pennsylvania 19380
(610) 436-8089
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NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

June 17, 2002

To the Stockholders of Bullet Environmental Technologies, Inc.:

The attached Information Statement is being delivered by Bullet Environmental Technologies, Inc. in connection with the approval by our stockholders of an amendment to our certificate of incorporation to change our corporate name to ComCam, Inc. The Information Statement is first being mailed to stockholders on or about June 27, 2002. We anticipate that the amendment to our certificate of incorporation will become effective on or after July 19, 2002.

On May 21, 2002, our board of directors approved a resolution authorizing us to file the amendment to our certificate of incorporation with the Delaware Secretary of State. On June 3, 2002, the holders of a majority of the outstanding shares of our common stock entitled to vote thereon executed a written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware approving and adopting the amendment to our certificate of incorporation.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of Section 228 of the Delaware General Corporation Law and Section 14(c) of the Securities Exchange Act of 1934, as amended. The Information Statement describes the proposed change to our certificate of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

Thank you for your continued interest in and support of Bullet Environmental Technologies, Inc.

By Order of the Board of Directors

/s/ "Don Gilbreath"
Don Gilbreath
President

PRELIMINARY COPY
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Bullet Environmental Technologies, Inc.
1140 McDermott Drive - Suite 200
West Chester, Pennsylvania 19380
(610) 436-8089
-----------------------------
INFORMATION STATEMENT
----------------------------

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

This Information Statement is being mailed on or about June 27, 2002 to all stockholders of record of Bullet Environmental Technologies, Inc., a Delaware corporation, as of the close of business on May 30, 2002. It is being furnished in connection with the adoption of an amendment to our certificate of incorporation by written consent of the holders of a majority of the outstanding shares of common stock. We anticipate that the amendment will become effective on or after July 19, 2002. A copy of the Amendment is attached to this document as Exhibit A.

On May 21, 2002, our board of directors adopted resolutions proposing and declaring advisable an amendment to our certificate of incorporation to change our name to "ComCam, Inc.".

On June 3, 2002 the amendment was adopted by the written consent of holders of a majority of the issued and outstanding shares of our common stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendment in order to eliminate the cost and delay involved in holding a special meeting of our stockholders and in order to amend our certificate of incorporation in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is sent is May 30, 2002. As of the record date, we had 6,857,907 shares of common stock issued and outstanding and entitled to vote on the amendment, with each share of common stock entitled to one vote. There are no shares of our preferred stock outstanding. The holders of 3,575,752 shares of the issued and outstanding common stock, representing approximately 52% of the votes entitled to be cast with regard to the amendment, approved the amendment by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. We anticipate that the amendment will become effective on or after July 19, 2002 upon filing with the Delaware Secretary of State.

There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

NAME CHANGE TO COMCAM, INC.

Our board of directors and the stockholders holding a majority of the voting power of our common stock have approved the change of our corporate name from "Bullet Environmental Technologies, Inc" to "ComCam, Inc." by means of an amendment to our certificate of incorporation. The corporate name change will become effective upon the filing of an amendment to our certificate of incorporation with the Delaware Secretary of State, which is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

Our board of directors believes that changing our corporate name is in the best interest of the corporation and our shareholders. Although we are not presently engaged in any business, we have executed a letter agreement to acquire ComCam International, Inc., a leading developer of advanced compact video systems that utilize built in digital compression technology to facilitate rapid video signal transmission for a potentially diverse array of security and consumer related applications through conventional transmission networks. The action to change our corporate name is subsequent to the closing of our acquisition of ComCam International, Inc. and is designed to better reflect our planned business.

The voting and other rights that accompany our securities will not be affected by the change in our corporate name. Both our ticker symbol, which is "BLLE," and our CUSIP number will change as a result of our name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name and CUSIP number. Your existing certificate will continue to represent shares of our common stock as if our name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send our transfer agent or us your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment of the certificate of incorporation under the Delaware General Corporation Law. We have obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of our common stock. Therefore, an extraordinary meeting of the shareholders to approve the name change and the amendment to the certificate of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to our stockholders under the Delaware General Corporation Law in connection with the amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information with respect to beneficial ownership of our stock as of May 30, 2002 by:

-     persons known by us to be the beneficial owners of more than five percent of our issued and outstanding common stock;

-     each of our executive officers and directors; and

-     all of our officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENT OF CLASS
Ross Wilmot	0	0
Nadir Walji	0	0
Don Gilbreath	990,286	14.4
Robert Betty	990,286	14.4
First Capital Invest Corp.	500,000	7.3
Valorinvest Limited	395,000	5.6
All officers and directors as a group (5 persons)	1,980,572	28.8

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Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Bullet Environmental Technologies, Inc.

By: /s/ "Don Gilbreath"
Don Gilbreath, President

West Chester, Pennsylvania
June 27, 2002

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
BULLET ENVIRONMENTAL TECHNOLOGIES, INC.

Bullet Environmental Technologies, Inc., a corporation duly organized and existing under the

General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

I. The amendment to the Corporation's Certificate of Incorporation set forth below were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been consented to in writing by: (a) the board of directors by their unanimous written consent; and (b) the holders of a majority of the outstanding shares entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

II. Article 1. of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

"1. The name of the corporation is ComCam, Inc."

IN WITNESS WHEREOF, the undersigned hereby duly executes this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the Corporation and the facts herein stated are true, this 3rd day of June, 2002.

BULLET ENVIRONMENTAL TECHNOLOGIES, INC.

By: /s/ "Don Gilbreath"
Don Gilbreath, President